Great Wall Acquisition Corporation
                                        (a corporation in the development stage)






             For the Periods from August 20, 2003 (inception) to March 23, 2004,
                                           January 1, 2004 to March 23, 2004 and
                                August 20, 2003 (inception) to December 31, 2003

                                              Great Wall Acquisition Corporation
                                        (a corporation in the development stage)



       Independent Auditor's Report                                        3


       Financial Statements

           Balance Sheets                                                  4
           Statements of Operations                                        5
           Statements of Stockholders' Equity                              6
           Statements of Cash Flows                                        7


       Notes to Financial Statements                                    8-11

Independent Auditor's Report

To the Board of Directors
Great Wall Acquisition Corporation


We have audited the accompanying balance sheets of Great Wall Acquisition Corporation (a corporation in the development stage) as of March 23, 2004 and December 31, 2003, and the related statements of operations, stockholders' equity and cash flows for the periods from August 20, 2003 (inception) to March 23, 2004, January 1, 2004 to March 23, 2004 and August 20, 2003 (inception) to December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Great Wall Acquisition Corporation as of March 23, 2004 and December 31, 2003, and the results of its operations and cash flows for the periods from August 20, 2003 (inception) to March 23, 2004, January 1, 2004 to March 23, 2004 and August 20, 2003
(inception) to December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.


/s/ Goldstein Golub Kessler LLP

Goldstein Golub Kessler LLP
New York, New York

March 23, 2004

                                              Great Wall Acquisition Corporation
                                        (a corporation in the development stage)

                                                                  Balance Sheets
--------------------------------------------------------------------------------

                                                                  March 23,           December 31,
                                                                    2004                   2003
---------------------------------------------------------------------------------------------------
Assets
Current assets:
     Cash                                                     $     969,360           $      18,340
     Cash held in Trust Fund (Note 1)                            20,400,000                       -
     Prepaid expenses                                                11,470                       -
                                                              -------------           -------------
          Total current assets                                   21,380,830                  18,340
Deferred registration costs                                               -                  51,362
                                                              -------------           -------------
Total assets                                                  $  21,380,830           $      69,702
                                                              =============           =============

Liabilities and Stockholders' Equity
Current liabilities:
     Accrued expenses                                         $      21,200           $      10,915
     Notes payable, stockholders (Note 3)                            35,000                  35,000
                                                              -------------           -------------
          Total current liabilities                                  56,200                  45,915
                                                              -------------           -------------

Common stock, subject to possible redemption,
     799,600 shares at redemption value (Note 1)                  4,077,960                       -
                                                              -------------           -------------

Commitment (Note 4)

Stockholders' equity (Notes 1, 2, 5 and 6)
     Preferred stock, $.0001 par value, authorized
          1,000,000 shares; none issued
     Common stock, $.0001 par value
          Authorized 20,000,000 shares
          Issued and outstanding 5,000,000 shares
               (which includes 799,600 subject to
               possible redemption) and
               1,000,000, respectively                                  500                     100
     Additional paid-in capital                                  17,248,718                  24,900
     Deficit accumulated during development stage                    (2,548)                 (1,213)
                                                              -------------           -------------

          Total stockholders' equity                             17,246,670                  23,787
                                                              -------------           -------------

Total liabilities and stockholders' equity                    $ 21,380,830            $      69,702
                                                              =============           =============

                 See accompanying notes to financial statements.

                                              Great Wall Acquisition Corporation
                                        (a corporation in the development stage)

                                                        Statements of Operations
--------------------------------------------------------------------------------

                                                              Period from         Period from                Period from
                                                          August 20, 2003       January 1, 2004            August 20, 2003
                                                             (inception) to          to                   (inception) to
                                                          March 23, 2004        March 23, 2004            December 31, 2003
----------------------------------------------------------------------------------------------------------------------------
Expenses:

     Formation and operating costs                         $       1,900        $    1,017               $         883
     Interest expense                                                648               318                         330
                                                           -------------        ----------               --------------

Net loss for the period                                    $      (2,548)       $   (1,335)              $       (1,213)
                                                           =============        ==========               ==============

Net loss per share                                                              $     (.00)              $         (.00)
                                                                                ----------               --------------

Weighted average shares outstanding                                              1,048,193                    1,000,000
                                                                                ----------               --------------



                 See accompanying notes to financial statements.

                                              Great Wall Acquisition Corporation
                                        (a corporation in the development stage)

                                              Statements of Stockholders' Equity
--------------------------------------------------------------------------------


                                                            Common Stock        Additional      Deficit accumulated
                                                         -------------------     Paid-In           during the
                                                         Shares       Amount     Capital         development stage     Total
-----------------------------------------------------------------------------------------------------------------------------
Balance, August 20, 2003 (inception)                      ---      $      ---   $       ---   $     ---            $      ---

Sale of 1,000,000 shares of common stock to
     initial stockholders                               1,000,000         100        24,900         ---                25,000

Net loss for the period                                   ---             ---           ---      (1,213)                (1,213)

------------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 2003                              1,000,000         100   $    24,900   $  (1,213)           $    23,787

Sale of 4,000,000 units, net of underwriters'
   discount and offering expenses (includes
   799,600 shares subject to possible redemption)       4,000,000         400    21,301,778         ---             21,302,178

Proceeds subject to possible redemption of
   799,600 shares                                         ---             ---    (4,077,960)        ---             (4,077,960)

Net loss for the period                                   ---             ---           ---      (1,335)                (1,335)

------------------------------------------------------------------------------------------------------------------------------
Balance, March 23, 2004                                 5,000,000  $     500    $17,248,718   $  (2,548)           $17,246,670
------------------------------------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements.
                                       -6-

                                              Great Wall Acquisition Corporation
                                        (a corporation in the development stage)

                                              Statements of Stockholders' Equity
--------------------------------------------------------------------------------

                                                           August 20, 2003           January 1, 2003       August 20, 2003
                                                             (inception) to                to              (inception) to
                                                           March 23, 2004          March 23, 2004        December 31, 2003
----------------------------------------------------------------------------------------------------------------------------
Cash Flows from Operating Activities
       Net loss                                            $          (2,548)    $        (1,335)        $      (1,213)
         Increase in prepaid expense                                 (11,470)            (11,470)                   --
         Increase (decrease) in accrued expenses                       1,200                 (13)                1,213
                                                           -----------------     ---------------         -------------
           Net cash used in operating activities                     (12,818)            (12,818)                    0
                                                           -----------------     ---------------         -------------

Cash Flows from Investing Activities
     Cash held in Trust Fund                                     (20,400,000)        (20,400,000)                   --
                                                           -----------------     ---------------         -------------
           Net cash used in investing activities                 (20,400,000)        (20,400,000)                   --
                                                           -----------------     ---------------         -------------

Cash Flows from Financing Activities
     Gross proceeds of public offering                            24,000,000          24,000,000                    --
     Proceeds from notes payable, stockholders                        35,000                  --                35,000
     Proceeds from sale of shares of common stock                     25,000                  --                25,000
     Payment of costs of public offering                          (2,677,822)         (2,636,162)              (41,660)
                                                           -----------------     ---------------         -------------

           Net cash provided by financing activities              21,382,178          21,363,838                18,340
                                                           -----------------     ---------------         -------------

Net increase in cash                                                 969,360             951,020                18,340
Cash at beginning of the period                                           --              18,340                    --
                                                           -----------------     ---------------         -------------
Cash at end of the period                                  $         969,360     $       969,360         $      18,340
                                                           =================     ===============         =============

Supplemental schedule of non-cash financing activity:

       Accrual of offering costs                           $          20,000     $        10,298         $       9,702
                                                           =================     ===============         =============

                 See accompanying notes to financial statements.

                                              Great Wall Acquisition Corporation
                                        (a corporation in the development stage)

                                                   Notes to Financial Statements
--------------------------------------------------------------------------------


1. Organization     Great Wall Acquisition Corp. ("Company") was incorporated in
   and              August 20, 2003 as a blank check company whose  objective is
   Business         to  acquire  an  operating   business   having  its  primary
   Operations       operations in the People's Republic of China.

                    All activity from August 20, 2003 (inception) through March 23, 2004 relates to the Company's formation and initial public offering described below. The Company has selected December 31 as its fiscal year-end.

                    The registration statement for the Company's initial public offering ("Offering") was declared effective March 17, 2004. The Company consummated the offering on March 23, 2004 and received net proceeds of approximately $21,302,000 (Note 2). The Company's management has broad discretion with respect to the specific application of the net proceeds of this Offering, although substantially all of the net proceeds of this Offering are intended to be generally applied toward consummating a business combination with a operating business in the entertainment, media and communications industry ("Business Combination"). Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination. An amount of $20,400,000 of the net proceeds is being held in an interest-bearing trust account ("Trust Fund") until the earlier of (i) the consummation of its first Business Combination or (ii) liquidation of the Company. Under the agreement governing the Trust Fund, funds will only be invested in United States government securities (Treasury Bills) with a maturity of 180 days or less. The remaining net proceeds may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses.

                    The Company,  after  signing a definitive  agreement for the
                    acquisition   of  a  target   business,   will  submit  such
                    transaction for stockholder approval. In the event that stockholders owning 20% or more of the outstanding stock excluding, for this purpose, those persons who were stockholders prior to the Offering, vote against the Business Combination, the Business Combination will not be

                                              Great Wall Acquisition Corporation
                                        (a corporation in the development stage)

                                                   Notes to Financial Statements
--------------------------------------------------------------------------------

                    consummated. All of the Company's stockholders prior to the Offering, including all of the officers and directors of the Company ("Initial Stockholders"), have agreed to vote their 1,000,000 founding shares of common stock in accordance with the vote of the majority in interest of all other stockholders of the Company ("Public Stockholders") with respect to any Business Combination. After consummation of the Company's first Business Combination, all of these voting safeguards will no longer be applicable.

                    With respect to the first Business Combination which is approved and consummated, any Public Stockholder who voted against the Business Combination may demand that the Company redeem his shares. The per share redemption price will equal the amount in the Trust Fund as of the record date for determination of stockholders entitled to vote on the Business Combination divided by the number of shares of common stock held by Public Stockholders at the consummation of the Offering. Accordingly, Public Stockholders holding 19.99% of the aggregate number of shares owned by all Public Stockholders may seek redemption of their shares in the event of a Business Combination. Such Public Stockholders are entitled to receive their per share interest in the Trust Fund computed without regard to the shares held by Initial Stockholders. Accordingly, a portion of the net proceeds from the offering (19.99% of the amount held in the Trust Fund) has been classified as common stock subject to possible redemption in the accompanying March 23, 2004 balance sheet.

                    The Company's Certificate of Incorporation provides for mandatory liquidation of the Company, without stockholder approval, in the event that the Company does not consummate a Business Combination within 18 months from the date of the consummation of the Offering, or 24 months from the consummation of the Offering if certain extension criteria have been satisfied. In the event of liquidation, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Fund assets) will be less than the initial public offering price per share in the Offering due to costs related to the Offering and since no value would be attributed to the Warrants contained in the Units sold (Note 2).

                    Deferred income taxes are provided for the differences between the bases of assets and liabilities for financial reporting and income tax purposes. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

                    The Company recorded a deferred income tax asset for the tax effect of net operating loss carryforwards and temporary differences, aggregating approximately $900 and $400 at March 23, 2004 and December 31, 2003, respectively. In recognition of the uncertainty regarding the ultimate amount of income tax benefits to be derived, the Company has recorded a full valuation allowance at March 23, 2004 and December 31, 2003.

                                              Great Wall Acquisition Corporation
                                        (a corporation in the development stage)

                                                   Notes to Financial Statements
--------------------------------------------------------------------------------

                    The effective tax rate differs from the statutory rate of 34% due to the increase in the valuation allowance.

                    Loss  per  share is  computed  by  dividing  net loss by the
                    weighted-average   number  of   shares   of   common   stock
                    outstanding during the period.

                    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

                    Management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

2. Initial Public   On  March  23,  2004,  the  Company  sold  4,000,000   units
   Offering         ("Units") in the  Offering.  Each Unit consists of one share of the  Company's  common stock,  $.0001 par value,  and two
                    Redeemable Common Stock Purchase Warrants ("Warrants"). Each
                    Warrant will entitle the holder to purchase from the Company one share of common stock at an exercise price of $5.00 commencing the later of the completion of a Business
                    Combination with a target business or one year from the effective date of the Offering and expiring five years from the date of the prospectus. The Warrants will be redeemable at a price of $.01 per Warrant upon 30 days' notice after the Warrants become exercisable, only in the event that the last sale price of the common stock is at least $8.50 per share for any 20 trading days within a 30 trading day period ending on the third day prior to the date on which notice of redemption is given. In connection with this Offering, the Company issued an option to the representative of the underwriters to purchase 400,000 Units at an exercise price of $9.90 per Unit. In addition, the warrants underlying such Units are exercisable at $6.95 per share.

3. Notes Payable, The Company issued an aggregate of $35,000 unsecured Stockholders promissory notes to two stockholders on October 6, 2003. The notes bear interest at a rate of 4% per year and will be paid following consummation of the Offering from the net proceeds of such Offering. Interest expense accrued through March 23, 2004 and December 31, 2003 amounted to $648 and
                    $330, respectively. Due to the short-term nature of the notes, the fair value of the notes approximates their carrying amount.

                                              Great Wall Acquisition Corporation
                                        (a corporation in the development stage)

                                                   Notes to Financial Statements
--------------------------------------------------------------------------------

4. Commitment       The Company  presently  occupies office space provided by an affiliate of an Initial Stockholder. Such affiliate has agreed that, until the acquisition of a target business by the Company, it will make such office space, as well as certain office and secretarial services, available to the Company, as may be required by the Company from time to time. The Company has agreed to pay such affiliate $500 per month for such services commencing on the effective date of the Offering. The statements of operations for the periods ended March 23, 2004 include $97 related to this agreement.

5. Preferred Stock  The  Company  is  authorized  to issue  1,000,000  shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.

6. Common Stock     On  January  7,  2004,  the  Company's  Board  of  Directors
                    authorized  a two for one forward  stock split of its common
                    stock.   All  references  in  the   accompanying   financial
                    statements to the numbers of shares have been retroactively restated to reflect the stock split.

                    At March 23, 2004, 9,200,000 shares of common stock were reserved for issuance upon exercise of redeemable warrants and underwriters' unit purchase option.